UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 2, 2022

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 – 740 McCurdy Road, Kelowna, BC Canada	V1X 2P7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (250) 765-6424

 ___________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Warrants to Purchase Common Stock	LEXX LEXXW	The Nasdaq Capital Market The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 2, 2022 (the “Effective Date”) the board of directors of Lexaria Bioscience Corp., in accordance with Nevada corporate laws, increased the size of the board to six members and appointed Catherine C. Turkel, PharmD, PhD as an additional independent director to hold such position until the next shareholder’s meeting.  Dr. Turkel has more than 20 years’ experience as an executive in start-up and mid-size pharma/biotech companies. She was Founder and CEO of Nezee Therapeutics, and served as President and R&D head at Novus Therapeutics (renamed Eledon Pharmaceuticals – Nasdaq:  ELDN).  She currently acts as an independent Board Director at Object Pharma (private) and Prostate Cancer Research (nonprofit; member of the Translational Scientific Advisory Committee) and is a Dean Advisor at Chapman University School of Pharmacy.

Dr. Turkel has formulated registration & commercial strategic plans and has led global development programs for pharmaceutical and biologic treatments from phase 1 through phase 4 related to Neurosciences, Pain, Cardiovascular, Psychiatry, Rare Diseases, Ophthalmology, Aesthetics, Urology and Otology therapeutic areas. Dr. Turkel designed and led Allergan’s (now AbbVie -NYSE:  ABBV) pioneering BOTOX® Chronic Migraine registration program, generating revenue of more than a billion dollars.  Specifically, Dr. Turkel provides Lexaria with additional expertise in its pharmaceutical drug development endeavours and assists Lexaria with meeting the diversity goals recommended by Nasdaq.

Dr. Turkel will be provided with compensation that is parallel to the compensation provided to Lexaria’s other independent directors.

Item 8.01 Other Events

On August 29, 2022 Lexaria issued 103,500 options to certain of its employees, directors and officers having an exercise price of $2.91 and an expiry date of August 29, 2027.

On September 2, 2022 Lexaria issued 3,400 options to a director having an exercise price of $3.04 and an expiry date of September 2, 2027.

Lexaria received confirmation from its Mexican patent agent that it has been issued patent #390001 for Stable Ready-to-Drink Beverage Compositions Comprising Lipophilic Active Agents with a grant date of February 10, 2022.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.
/s/ Chris Bunka
Chris Bunka
CEO, Principal Executive Officer

Date: September 2, 2022

3